UNITED STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K/A

                                 CURRENT  REPORT

Pursuant  to  section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

                        Date  of  Report:  October  25,  2004
                       ---------------------------------------
                        (Date  of  earliest  event  reported)

                             FORCE  PROTECTION,  INC.
                         -------------------------------
             (Exact  name  of  Registrant  as  specified  in  its  charter)

        Colorado                      000-22273                  84-1383888
--------------------------      ------------------------      ---------------
State  or  other  jurisdiction   (Commission  File  Number)   (IRS  Employer
            of                                              Identification  No.)
      incorporation)

                    9801  Highway  78,  #3,  Ladson,  SC
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               (Address  of  principal  executive  offices)

                                     29456
                               ------------------
                                  (Zip  Code)

                                 (843)  740-7015
                              --------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officer

On October 25, 2004, the Board of Directors announced that they named Gale Aguilar as interim Chief Executive Officer. On November 8, 2004 the Board of Directors approved compensation for Gale Aguilar. Mr. Aguilar's compensation will include an annual salary of $180,000, plus an initial grant of 250,000 shares of restricted common stock upon execution of his employment agreement. In addition, Mr. Aguilar is eligible for a performance bonus at the discretion of the Board of Directors, the following stock grants:

- one share of Series C Preferred Convertible stock plus 250,000 shares of restricted common stock to vest on January 1, 2005;

- one share of Series C Preferred Convertible stock to vest on June 30, 2005; and

certain other benefits including health insurance pursuant to the Company's standard plan and corporate housing.

The foregoing description of the terms and conditions of the Employment Agreement are qualified in their entirety by, and made subject to, the more complete information set forth in the Employment Agreement attached to this report as Exhibit 10.1.

Item  9.01  Financial  Statements  and  Exhibits

c)  The  following  exhibit  is  furnished  with  this  report:

EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------
    10.1                 Employment Letter between the Company and Gale Aguilar
                         dated November  8,  2004

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force  Protection,  Inc.
Registrant

Date:  November  10,  2004                        By:    /s/  Scott  Ervin
                                                     -------------------------
                                                     R.  Scott  Ervin
                                                     Chairman  of  the  Board